Employee Benefit Plans	12 Months Ended
Dec. 31, 2024
Text block [abstract]
Employee Benefit Plans
Note 27: Employee Benefit Pl
ans
Retirement Benefits
The Company sponsors both defined benefit and defined contribution employee future benefit plans covering substantially all employees. Costs for future employee benefits are accrued over the periods in which employees earn the benefits. Defined benefit plans provide pension and other post-employment benefits (“OPEB”) to covered employees. Significant plans are valued under IAS 19,
Employee Benefits
, using the projected unit credit method.
The most significant funded defined benefit plans are the Thomson Reuters Group Pension Plan (“TRGP”), covering U.S. employees, and The Thomson Corporation PLC Pension Scheme (“TTC”), covering U.K. employees. The TRGP and TTC plan were frozen from future service accruals effective January 1, 2023 and July 1, 2021, respectively. Except where required by law, virtually all defined benefit plans are closed to new employees. The Company also has unfunded obligations consisting of supplemental executive retirement plans (“SERPs”) and OPEB consisting largely of retiree medical benefits, both primarily in the U.S. Defined benefit obligations in the rest of the world are less significant.
Defined benefit plan design and governance
Benefits are generally based on salary and years of service, although each plan has a unique benefits formula. The normal retirement age is typically in the range of 60 to 65 years and benefits are generally payable in annuity or lump sum upon retirement. Most plans include provisions for early retirement, death, survivor and disability benefits. Under the TTC plan, vested benefits of former employees who are not yet of retirement age are held in deferment. Under the TRGP, former and future terminating employees with vested benefits have the option to receive benefits as a lump sum or to defer benefits until retirement. In addition, future TRGP retirees may receive benefits in lump sum or annuity. Eligible benefits under the TTC plan increase based on inflation, whereas TRGP benefits are not indexed to inflation. In some countries, the Company operates cash balance plans (accounted for as defined benefit obligations) where the accumulated balance on the pension account is based on employee and employer allocations and a promised annual crediting rate.
The TRGP is a qualified pension plan in the U.S. and is governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). In its role as plan fiduciary, the Company has a policy to contribute at least the minimum required amount under ERISA.
Similar to the TRGP, the Company bears the cost of the TTC plan (less employee contributions). However, the responsibility for the management and governance of the TTC plan lies with an independent trustee board (the “Trustees”). The Trustees are responsible for carrying out triennial valuations (unless circumstances require an earlier review) and securing funding for benefit payments. To develop funding valuations and investment policies, the Trustees consult with the plan’s actuary (who is independent of the Company’s actuary), the plan’s investment advisors (also independent of the Company’s investment advisors) and the Company. The Trustees and the Company are required to agree on a schedule of contributions in support of funding objectives. These arrangements are updated in conjunction with the triennial valuations.

Other international locations operate various pension plans in accordance with local regulations and practices.
Plan amendment
In the third quarter of 2024, retiree medical benefits in the U.S. were amended with effect from January 1, 2025 to transition to a HRA where the Company provides a fixed subsidy to plan participants that may be used to purchase healthcare insurance on the individual marketplace. Previously, the Company delivered benefits through a combination of self-insured and fully-insured models. The amendment resulted in a gain of $13 million in 2024 due to lower retiree medical costs expected in the future under the HRA model. The gain was recognized in “Other operating gains, net” within the consolidated income statement and as a reduction to the Company’s OPEB obligations in the consolidated statement of financial position.
Net defined benefit plan obligations
The movement on net defined benefit plan obligations was as follows:

	Pension Plans (1)		OPEB (1)		Total (1)
	2024	2023	2024	2023	2024	2023

As of January 1	(418)	(397)	(72)	(81)	(490)	(478)

Plan (expense) benefit recognized in income statement	(44)	(42)	8	(5)	(36)	(47)

Actuarial gains (losses)	11	(9)	(6)	9	5	-

Exchange differences	-	2	3	-	3	2

Contributions paid	28	28	7	5	35	33

Net plan obligations as of December 31	(423)	(418)	(60)	(72)	(483)	(490)

Net plan surpluses recognized in non-current assets					40	45

Net plan obligations recognized in non-current liabilities					(523)	(535)

(1)	Includes amounts for immaterial defined benefit and OPEB plans that are not included in the detailed analysis below.
Analysis of material defined benefit plans
The following analysis relates to the Company’s most significant defined benefit plans, the largest of which are in the U.S. and the U.K.
The net surpluses (obligations) of the material defined benefit plans recognized in the consolidated statement of financial position were as follows:

	Funded		Unfunded (1)		OPEB		Total

As of December 31,	2024	2023	2024	2023	2024	2023	2024	2023

Present value of plan obligations	(2,382)	(2,606)	(212)	(231)	(34)	(50)	(2,628)	(2,887)

Fair value of plan assets	2,174	2,421	-	-	-	-	2,174	2,421

Net plan obligations	(208)	(185)	(212)	(231)	(34)	(50)	(454)	(466)

Net plan surpluses	34	39	-	-	-	-	34	39

Net plan obligations	(242)	(224)	(212)	(231)	(34)	(50)	(488)	(505)
(1)	Unfunded pension plans consist of SERPs.
Defined benefit obligation
The following summarizes activity in the defined benefit obligation:

Present Value of Defined Benefit Obligations	Funded		Unfunded		OPEB		Total

As of December 31,	2024	2023	2024	2023	2024	2023	2024	2023

Opening defined benefit obligation	(2,606)	(2,502)	(231)	(227)	(50)	(58)	(2,887)	(2,787)

Current service cost	(4)	(3)	(1)	(1)	(1)	(1)	(6)	(5)

Administration fees	(15)	(15)	-	-	-	-	(15)	(15)

Interest cost	(123)	(126)	(11)	(12)	(2)	(3)	(136)	(141)

Actuarial gains (losses) from changes in financial assumptions (1)	179	(88)	9	(6)	1	8	189	(86)

Actuarial gains from changes in demographic assumptions	-	37	-	-	-	3	-	40

Experience losses	(4)	(19)	(1)	(6)	(2)	(3)	(7)	(28)

Contributions by employees	(2)	(2)	-	-	(2)	(2)	(4)	(4)

Benefits paid	159	142	22	22	9	6	190	170

Administration fees disbursements	15	15	-	-	-	-	15	15

Plan amendments	(1)	-	-	-	13		12	-

Exchange differences	20	(45)	1	(1)	-	-	21	(46)

Closing defined benefit obligation	(2,382)	(2,606)	(212)	(231)	(34)	(50)	(2,628)	(2,887)

(1)
For funded plans, gains in 2024, were primarily associated with an increase in discount rates and losses in 2023, were primarily associated with a decrease in discount rates, used to measure the obligation.

The total closing defined benefit obligation can be further analyzed by participant group and by geography.

As of December 31,	2024	2023	As of December 31,	2024	2023

Active employees	19%	21%	U.S.	71%	70%

Deferred	35%	35%	U.K.	24%	25%

Retirees	46%	44%	Rest of world	5%	5%
Closing defined benefit obligation	100%	100%		100%	100%
The weighted-average duration of plan obligations for the TRGP and TTC in 2024 was 12 years (2023 – 13 years) and 13 years (2023 – 14 years), respectively.
Plan assets
The following summarizes activity in plan assets:

Fair Value of Plan Assets	Funded		Unfunded		OPEB		Total
As of December 31,	2024	2023	2024	2023	2024	2023	2024	2023
Opening fair value of plan assets	2,421	2,337	-	-	-	-	2,421	2,337
Interest income (1)	113	117	-	-	-	-	113	117
Return on plan assets excluding amounts included in interest income (2)	(173)	70	-	-	-	-	(173)	70
Contributions by employer	6	6	22	22	7	4	35	32
Contributions by employees	2	2	-	-	2	2	4	4
Benefits paid	(159)	(142)	(22)	(22)	(9)	(6)	(190)	(170)
Administration fees disbursements	(15)	(15)	-	-	-	-	(15)	(15)
Exchange differences	(21)	46	-	-	-	-	(21)	46
Closing fair value of plan assets	2,174	2,421	-	-	-	-	2,174	2,421

(1)	Interest income is calculated using the discount rate for the period.
(2)	Return on plan assets represents the difference between the actual return on plan assets and the interest income computed using the discount rate.
Investment policy of funded plans
Plan assets are invested to adequately secure benefits and to minimize the Company’s long-term contributions to the plans. However, specific investment allocations will vary across plans. The Company funds unfunded and OPEB plans as claims are made.
Plan fiduciaries, comprised of the Company, plan trustees, or third-party investment advisors selected by the Company set investment policies and strategies for each funded plan and oversee investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies and setting long-term strategic targets. Investment allocation considers various factors including the funded status of the plan, a balance between risk and return, the plan’s liquidity needs, current and expected economic and market conditions, specific asset class risk as well as the risk profile and maturity pattern of the respective plan.
Target investment allocation ranges are guidelines, not limitations. Funded plans may have broadly diversified portfolios with investments in equities, fixed income, real estate, insurance contracts, derivatives and other asset classes through direct ownership or through other instruments such as mutual funds, commingled funds and hedge funds. Derivatives, repurchase agreements and other financial instruments may also be used to achieve investment objectives or as a component of risk management such as for interest rate and currency management strategies.

In aggregate, the major categories of plan assets for funded plans were as follows:

	Quoted (1)		Unquoted		Total
As of December 31,	2024	2023	2024	2023	2024	2023
Equities (2)	1	-	522	507	523	507
Bonds (3)
Corporate	-	-	566	575	566	575
Government	-	-	365	333	365	333
Other fixed income	-	-	294	258	294	258
Total Bonds	-	-	1,225	1,166	1,225	1,166
Multi-asset (4)	-	-	91	131	91	131
Derivatives	(2)	-	1	242	(1)	242
Cash and cash equivalents	40	51	197	220	237	271
Other (5)	5	3	94	101	99	104
Total	44	54	2,130	2,367	2,174	2,421

(1)	Asset valuation based on Lev e l 1 evidence under the fair value hierarchy: quoted prices (unadjusted) in active markets for identical assets or liabilities.
(2)	Equities include direct shareholdings and funds focused on equity strategies.
(3)
Bonds include direct credit holdings and funds focused on fixed income strategies. Within this grouping, Government includes debt issued by national, state and local government agencies. In 2024 government bonds included an offset of $466 million representing collateralized borrowings associated with certain bonds under repurchase agreements. Other fixed income includes blended Corporate/Government credit strategies.

(4)	Multi-asset includes funds that invest in a range of asset classes.
(5)	Other is primarily real estate investments.
These portfolios are diversified in terms of geographic distribution and market sectors. As of December 31, 2024 and 2023, there were no Thomson Reuters securities held in the Company’s pension plans’ assets.
Contributions
In 2024 and 2
0
23, the Company contributed $35 million and $32 million, respectively, to its material defined benefit plans.
In 2025, the Company expects to contribute approximately $33 million to its material defined benefit plans, of which $6 million will be in accordance with the normal funding policy of funded plans and $27 million will be for claims expected to arise under unfunded and OPEB plans.
From time to time, the Company may elect to make voluntary contributions to improve the funded status of the plans. For certain plans, the trustees have the right to call for special valuations, which could subsequently result in the Company having to make an unexpected contribution. Market-related factors may also affect the timing and amount of contributions. The amount and timing of any future required contributions to pension plans could differ significantly from the Company’s estimates as of December 3
1
, 2024.
Actuarial assumptions
The weighted-average actuarial assumptions were as follows:

	Funded		Unfunded		OPEB
As of December 31,	2024	2023	2024	2023	2024	2023
Discount rate	5.47%	4.86%	5.57%	5.06%	5.30%	4.95%
Inflation assumption	3.06%	2.95%	2.70%	2.70%	-	-
Rate of increase in pension payments	2.96%	2.87%	2.76%	2.76%	-	-
Medic a l cost trend (1)	-	-	-	-	-	7.00%

(1)	Not applicable as of December 31, 2024 due to adoption of an HRA design for U.S. retiree medical plan benefits effective January 1, 2025. See “Plan amendment” above for additional information.
Discount rate
The discount rate was based on current market interest rates of high-quality, fixed-rate debt securities adjusted to reflect the duration of expected future cash outflows for pension benefit payments. To estimate the discount rate, the Company used a hypothetical yield curve that represented yields on high quality zero-coupon
bonds with durations that mirrored the expected payment stream of the benefit obligation. For the TRGP and the TTC plans combined, a 0.25% increase or decrease in the discount rate would have decreased or increased the defined benefit obligation by approximately $67 million as of December 31, 2024.
Rates of inflation and pension payments
The rate of inflation, which impacts increases in eligible U.K. pension payments, was determined by reference to consumer and retail price indices. For the TTC plan, a 0.25% increase or decrease in the rate of increase in pension payments would have increased or decreased the defined benefit obligation by approximately $12 million as of December 31, 2024.

Mortality assumptions
The mortality assumptions used to assess the defined benefit obligation as of December 31, 2024 are based on the following:

•	TRGP: Pri-2012/MP-2021 Generational Table; and
•	TTC plan: SAPS S3 Light Tables with allowances for plan demographic specifics and longevity improvements.
The following table illustrates the life expectation in years of an average plan participant retiring at age 65 as of December 31, 2024 and 2023 and a plan participant at age 40 as of December 31, 2024 and 2023 retiring 25 years later at age 65 under the mortality assumptions used.

	Life Expectation in Years
December 31, 2024	Male	Female
Employee retiring as of December 31, 2024 at age 65	22	23
Employee age 40 as of December 31, 2024 retiring at age 65	24	25

	Life Expectation in Years
December 31, 2023	Male	Female
Employee retiring as of December 31, 2023 at age 65	22	23
Employee age 40 as of December 31, 2023 retiring at age 65	24	25
For the TRGP and the TTC plans combined, an increase in life expectancy of one year across all age groups would have increased the defined benefit obligation by approximately $48 million as of December 31, 2024.
The sensitivity analyses are based on a change in one assumption while holding all other assumptions constant, so that interdependencies between assumptions are excluded. The measurement methodology (i.e. present value of the obligation calculated using the projected unit credit method) applied in the sensitivity analyses is also consistent with that used to determine the defined benefit obligation in the consolidated statement of financial position.
Risks and uncertainties
The material risks and uncertainties the Company is exposed to in relation to defined benefit pension plans are:

•
Investment risk
: Returns on plan assets may not be sufficient to fund plan obligations. To mitigate such risk, plan fiduciaries maintain investment policies and periodically review investment allocations to ensure adequate support of funding objectives. Additionally, plan fiduciaries review fund manager performance against benchmarks for specific investment mandates.

•
Interest rate risk
: Although a significant amount of plan assets are allocated to fixed income investments that employ a liability-matching strategy to materially hedge against interest rate risk, the Company’s funded benefit plans do not perfectly track movements in liabilities within its liability-hedging strategies. As a result, changes across the interest rate curve may require the Company to make additional contributions. Diversified asset allocations mitigate this risk by creating the potential to outperform changes in liabilities and to reinvest excess returns in liability matching assets, reducing the need for Company contributions.

•
Inflation risk
: Actual pension increases linked to inflation may exceed expectations, resulting in higher than anticipated plan obligations. To mitigate this risk, certain plan assets are invested in hedging assets, which may include derivatives and inflation-linked bonds.

•	Currency risk: In some plans, obligations denominated in local currency may be partially funded by foreign investments. To hedge this currency mismatch, derivatives may be used.
•
Liquidity risk
: If a plan has insufficient cash to fund near-term benefit payments, the Company may have to make additional contributions or unexpected changes in asset allocations may be required. This risk is mitigated as near-term pension payments are reasonably known and plans generally hold short-term debt securities to fund such payments.

•
Mortality risk
: Life expectancy may improve at a faster rate than expected, resulting in higher plan obligations. To mitigate this risk, life expectancy assumptions are reviewed in connection with periodic valuations.

For defined benefit retiree medical plans, the material risks are mortality risk, as described above. Inflation of future medical costs or the frequency of participants’ claims being greater than assumed are no longer risks to higher costs effective January 1, 2025, upon adoption of the HRA design. See “Plan amendment” above for additional information.

Analysis of income and expense
Defined benefit plan expense (income) for material defined benefit plans for years ended December 31, 2024 and 2023 was as follows:

Income Statement (1)	Funded		Unfunded		OPEB		Total
Year ended December 31,	2024	2023	2024	2023	2024	2023	2024	2023

Current service cost	4	3	1	1	1	1	6	5

Net interest cost	10	9	11	12	2	3	23	24

Administration fees	15	15	-	-	-	-	15	15

Plan amendments	1	-	-	-	(13)	-	(12)	-

Defined benefit plan expense (income)	30	27	12	13	(10)	4	32	44

(1)
Current service cost and administration fees are included in the “Post-employment benefits” component of “Operating expenses” as set out in note 5. Net interest cost is reported in “Finance costs, net” as set out in note 8. Plan amendments are reported in “Other operating gains, net” in the consolidated income statement.

Analysis of other comprehensive (income) loss
The following summarizes amounts recognized in other comprehensive (income) loss for material defined benefit plans:

Other Comprehensive (Income) Loss	Funded		Unfunded		OPEB		Total
Year ended December 31,	2024	2023	2024	2023	2024	2023	2024	2023

Remeasurement (gains) losses on defined benefit obligation:

Due to financial assumption changes	(179)	88	(9)	6	(1)	(8)	(189)	86

Due to demographic assumption changes	-	(37)	-	-	-	(3)	-	(40)

Due to experience	4	19	1	6	2	3	7	28

Return on plan assets less than (greater than) discount rate	173	(70)	-	-	-	-	173	(70)

Total recognized in other comprehensive (income) loss before taxation	(2)	-	(8)	12	1	(8)	(9)	4

Accumulated Comprehensive Loss (Income)	Funded		Unfunded		OPEB		Total
	2024	2023	2024	2023	2024	2023	2024	2023
Balance of accumulated comprehensive loss (income) as of January 1	1,317	1,317	56	44	(122)	(114)	1,251	1,247

Net actuarial (gains) losses recognized in the year	(2)	-	(8)	12	1	(8)	(9)	4

Total accumulated comprehensive loss (income) as of December 31,	1,315	1,317	48	56	(121)	(122)	1,242	1,251
Defined contribution plans
The Company sponsors various defined contribution savings plans that provide for Company matching contributions. Total expense related to defined contribution plans was $92 million in 2024 and 2023, respectively, which approximates the cash outlays related to the pla
ns.